Exhibit 99.1

"The Number One Community Bank With The Best Customer Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" July 25-27, 2005 Keefe, Bruyette & Woods Sixth Annual Community Bank Investor Conference

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward- looking statement. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2004, the Form 10-Q for the three months ended March 31, 2005, and the earnings release for the six months ended June 30, 2005. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward-Looking Disclaimer

Company Overview Headquartered Atlanta, GA Listing NASDAQ Symbol LION Book Value - June 30, 2005 $9.09 Market Capitalization - June 30, 2005 $142 Million Annual Cash Dividend $.28 Total Assets - June 30, 2005 $1.35 Billion

Corporate Structure Company Overview Company Overview

Company Overview - Our Market Vibrant Growing City Greater Atlanta Population of about four million people Population Growth - about 100,000 a year Home of 120,000+ Businesses Low 5.0% Unemployment as of May 2005 44 Accredited Colleges and Universities Home of World's Busiest Airport - Continuing to Expand Atlanta MSA

Serving metropolitan Atlanta with 19 full-service branches, 38 ATMs, one internet (cyber) branch, and an LPO in Jacksonville, Florida www.lionbank.com Company Overview: Delivery System Plans for 2005 include a new branch in Gwinnett and possible acquisition or lease of additional branch sites. One Branch under construction Current Branch

To continue growth, improve earnings, and increase shareholder value, To treat customers, employees, community and shareholders according to the Golden Rule, and To operate within a culture of strong internal controls. Company Overview - Who We Are Mission Statement

Reach 15.00% ROE in 2007 Reach 1.00% ROA in 2007 Increase Dividends Grow to Increase Market Share Focus on Community Relationship Growth Strategic Plan - Refocused in 2003 Three Year Plan - The Goals

We Became a State Bank because of the State's Focus on Community Banks We Simplified Organizational Structure Increased Training Significantly Increased In-House and Community Marketing Selectively Hired and Advanced Seasoned Community Bankers Strategic Plan: What Did We Do

Test Each Activity's Effect on Shareholder Value We Expect Results to be as Planned and Hold a Monthly Meeting with Each Department Leader to be Sure We Are On Plan for Controls, Profits, and Growth We Pay Well for Performance at All Levels Strategic Plan: What We Are Doing

We Motivate Our Employees Through Participation Planning Praising Supporting them Strategic Plan: What We Are Doing

We Motivate Our Customers With Service According to The Golden Rule By Being Engaged in Community By Thanking Them and Meaning It Strategic Plan: What We Are Doing

Strategic Plan: Results Low Employee Turnover, Which Results in Seasoned, Efficient Management at All Levels Strong Growth in Quality Interest-Earning Assets Earnings Growth Far Outpacing Industry Growth

Average Interest-Earning Assets Grew 12.2% Net Charge-Offs Declined 39.9% Noninterest Income Climbed 5.8% Noninterest Expenses Declined 7.4% 2004 Record Setting Performance

Income From Continuing Operations Increased 103.4% Net Income Grew 99.2% Common Stock Book Value Increased 7.9% Return on Equity Reached 10.3% 2004 Record Setting Performance

2004/2005 Performance Total Loan Growth Year-ended December 31, 2004 19.5% First Half 2005 10.4% Total Deposit Growth Year-ended December 31, 2004 14.5% First Half 2005 7.20%

Issued $10 million in Variable Rate Trust Preferred Tied to Three-Month LIBOR Shareholders' Equity Grew 5.8% Return on Equity Grew to 12.08% Dividend Increased 40.0% to $0.28 Annualized First Half 2005 vs. First Half 2004

Net Interest Income Increased 14.6% or $2.5 Million Noninterest Income Declined 7.3% or $530,000 Noninterest Expenses Declined 0.9% or $152,000 Net Income Increased 54.4% or $1.69 Million First Half 2005 vs. First Half 2004

Financial Performance 1999 2000 2001 2002 2003 2004 Income 1644 1330 1603 3179 3753 7632 Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, First Half First Half First Half 1999 2000 2001 2002 2003 2004 2004 2005 Income from Cont. Ops Income from Cont. Ops $1,644 $ 2,432 $ 1,603 $3,179 $ 3,753 $ 7,632 $ 3,104 $ 4,794 Income from Discont. Ops Income from Discont. Ops 3,165 1,330 907 8,216 78 - - - Net Income $4,809 $ 3,762 $2,510 $11,395 $3,831 $7,632 $3,104 $4,794 Income from Continuing Operations1 Earnings CAGR Earnings CAGR 1 yr 103.4% 5 yr 35.9% 1H05/1H04 54.4% 1H04 1H05 3104 4794 1) Dollars in thousands

Financial Performance 1Q05 2Q05 1187 1245 1999 2000 2001 2002 2003 2004 630 766 833 883 986 1115 1H04 1H05 1082 1216 1) Dollars in millions Average Interest-Earning Assets1 CAGR CAGR 1 yr 13.08% 5 yr 12.10% 1H05/1H04 12.38%

2Q04 3Q04 4Q04 1Q05 2Q05 1098 1140 1155 1187 1245 2Q04 3Q04 4Q04 1Q05 2Q05 Net Interest Income (000's) $ 8,525 $ 9,260 $ 9,593 $ 9,613 $ 9,729 NIM - QTD 3.14% 3.25% 3.32% 3.30% 3.16 % Average Loans $ 902 $ 955 $ 973 $ 1,015 $ 1,076 Financial Performance 1) Dollars in millions 2) Fidelity Southern Corporation Continuing Operations Average Interest-Earning Assets1,2

Commercial Financial Performance - Loan Growth 1999 2000 2001 2002 2003 2004 Income 108689 124464 128691 144646 157136 184612 CAGR CAGR 1 yr 17.49% 5 yr 11.18% 1H05/1H04 9.19% Period-End Balances (Dollars in thousands) 1H04 1H05 178060 194423 $178,060 $194,423

Real Estate - Construction Financial Performance - Loan Growth 1999 2000 2001 2002 2003 2004 Income 69254 98520 98051 111510 120179 162176 CAGR CAGR Consumer Installment Consumer Installment 1 yr 34.95% 5 yr 18.55% 1H05/1H04 29.12% 1H04 1H05 138438 178751 Period-End Balances (Dollars in thousands)

Real Estate - Mortgage Residential1,2 Financial Performance - Loan Growth 1999 2000 2001 2002 2003 2004 Income 134669 158614 113858 118110 105275 123948 CAGR CAGR 1 yr 17.74% 5 yr (1.65% ) 1H05/1H04 10.26% 1H04 1H05 127260 140316 1) Excludes loans held-for-sale 2) Period-End Balance (Dollars in thousands)

Consumer Installment1,2 1999 2000 2001 2002 2003 2004 Income 244475 287444 316991 379669 413149 490490 CAGR CAGR Consumer Installment Consumer Installment 1 yr 18.72% 5 yr 15.00% 1H05/1H04 21.06% Financial Performance - Loan Growth 1H04 1H05 449971 544719 1) Excludes loans held-for-sale 2) Period-End Balance (Dollars in thousands)

2002 2003 2004 1H 05 Noninterest-Bearing 114 111 116 127 DDA & MM 158 169 251 227 Savings 106 131 127 151 Time 528 477 522 584 Financial Performance At December 31, At December 31, At December 31, At December 31, At December 31, 2004/2003 June 30, 2005/2004 2002 2003 2004 % Change 2005 % Change Deposits: Deposits: Noninterest-Bearing Noninterest-Bearing $114 $111 $116 4.5% $127 9.5% Interest-Bearing Interest-Bearing Demand and Money Market Demand and Money Market 158 169 251 48.5 227 (9.6) Savings Savings 106 131 127 (3.1) 151 18.9 Time Time 528 477 522 9.4 584 11.9 Total $906 $888 $1,016 14.4 $1,089 7.2 Deposits1 1) Dollars in millions

Financial Performance CAGR CAGR 1 yr 8.70% 5 yr 6.86% 1H05/1H04 14.55% 1999 2000 2001 2002 2003 2004 Net Interest Income 25644 27692 24341 30245 32880 35739 1) Dollars In thousands 2) Fidelity Southern Corporation Continuing Operations 1H04 1H05 16885 19343 $16,886 $19,343 Net Interest Income1, 2 $25,644 $35,739

Financial Performance Asset Quality1,2 Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half Year Ended December 31, First Half 2002 2003 2004 2004 2005 Net Charge-offs $ 2,669 $ 4,234 $ 2,546 $ 1,440 $ 1,065 Net Charge-offs to Average Loans .38% .54% .29% .35% .21 % Allowance for Loan Losses to Period-End Loans 1.25 1.25 1.27 1.23 1.22 Nonperforming Loans to Total Loans .48 .27 .16 .22 .10 Nonperforming Assets to Total Loans and Repossessions .92 .49 .29 .30 .19 Allowance for Loan Losses to Nonperforming Loans and Repossessions 2.03 x 3.14 x 5.53 x 4.27 x 7.97 x Provision for Loan Losses $ 6,668 $ 4,750 $ 4,800 $ 2,500 $ 1,800 1) From Continuing Operations 2) Dollars in thousands

1999 2000 2001 2002 2003 2004 17711 17188 20807 19450 13756 14550 Noninterest Income1,2 Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, First Half First Half First Half First Half 2002 2003 2003 2004 2004 2004 2005 Service Charges and Fees $ 6,265 $ 6,148 $ 5,588 $ 2,797 $ 2,668 Indirect Lending 3,364 3,039 4,321 2,161 1,832 Merchant Activities 5,0722 - - - - Mortgage Banking 2,574 2,808 1,917 963 742 Securities Gains 300 331 384 130 32 Other 2,048 1,430 2,340 1,242 1,489 Total Noninterest Income $19,623 $13,756 $14,550 $7,293 $6,763 Financial Performance CAGR CAGR 1 yr 5.77% 5 yr (3.86% ) 1H04/1H05 (7.27% ) 1H04 1H05 7293 6763 1) Dollars in thousands 2) Includes Gain on Sale of Merchant Services

1999 2000 2001 2002 2003 2004 37108 38074 40381 38475 36791 34070 Financial Performance Noninterest Expense1 Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, First Half First Half First Half First Half 2002 2003 2003 2004 2004 2004 2005 Salaries & Employee Benefits $18,043 $18,755 $17,876 $8,834 9,288 Occupancy & Equipment 6,455 6,647 6,569 3,330 3,023 Merchant Processing 1,161 - - - - Professional & Other Services 4,109 3,043 2,340 1,108 1,392 Communication Expenses 1,485 1,433 1,375 727 677 Other Insurance 499 1,059 780 516 228 Other 6,896 5,854 5,130 2,614 2,369 Total Noninterest Expense $38,648 $36,791 $34,070 17,129 16,997 CAGR CAGR Noninterest Expense Noninterest Expense 1 yr (7.40%) 5 yr (1.69%) 1H04/1H05 (.77%) 1H04 1H05 17129 16997 $34,070 $37,108 1) Dollars in thousands

1999 2000 2001 2002 2003 2004 6.18 6.56 6.64 7.99 8.01 8.64 CAGR CAGR 1 yr 7.87% 5 yr 6.93% 1H05/1H04 12.08% Financial Performance - Capital December 31, December 31, December 31, December 31, December 31, First Half First Half First Half 2002 2003 2004 2004 2005 Shareholders' Equity (000's) Shareholders' Equity (000's) Shareholders' Equity (000's) $70,774 $71,126 $78,809 $72,819 $83,374 Book Value Per Share Book Value Per Share Book Value Per Share 7.99 8.01 8.64 8.11 9.09 Capital Ratios: Capital Ratios: Capital Ratios: Leverage Leverage 8.42% 9.03% 8.74% 8.60% 8.53 % Risk Based Capital: Risk Based Capital: Tier 1 10.38 10.33 9.88 9.79 9.39 Total 12.55 12.74 11.91 11.97 12.00 1H04 1H05 8.11 9.09 $8.11 $9.09 Book Value Per Share

EPS Growth1 EPS CAGR EPS CAGR From Continuing Operations From Continuing Operations 1 yr 100.00% 5 yr 43.10% 1H05/1H04 52.94% 1999 2000 2001 2002 2003 2004 0.14 0.28 0.18 0.36 0.42 0.84 1) Income from Continuing Operations - Diluted 1H04 1H05 0.34 0.52

Financial Performance Return On Shareholders' Equity1 1) From Continuing Operations 2000 2001 2002 2003 2004 0.0432 0.0276 0.051 0.0529 0.1029 1H04 1H05 0.0864 0.1208 1Q05 2Q05 0.114 0.1275

2000 2001 2002 2003 2004 6/30/2005 Fidelity Southern Corporation 100 150.61 209.64 284.45 413.52 339.03 NASDAQ Composite 100 79.18 54.44 82.09 89.6 85.01 SNL NASDAQ Bank Index* 100 108.85 111.95 144.51 165.62 157.65 Financial Performance - Total Return Performance Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Index 2000 2001 2002 2003 2004 6/30/05 Fidelity Southern Corporation 100.00 150.61 209.64 284.45 413.52 339.03 NASDAQ Composite 100.00 79.18 54.44 82.09 89.60 85.01 SNL NASDAQ Bank Index* 100.00 108.85 111.95 144.51 165.62 157.65 *Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com.

Looking Ahead - 2005 and Beyond Because of the Wachovia SouthTrust and SunTrust NBC Mergers, There Are Good Employees and Good Customers Looking for a Change Fidelity is Aggressively Hiring Experienced Branch People Selectively Hiring Experienced Lenders for Commercial, SBA, and Construction Lending Fidelity is Effectively Marketing Itself Through Its Personal Calling Program

Looking Ahead - 2005 and Beyond Work Strategic Plan Increase Fully Diluted Net Income Per Share in 2005 by Better than 25% Work Toward Goals Of 15%+ ROE, 1% ROA Increase Dividend Payout When Appropriate Keep Focus on Community Banking Add One or Two Branches in 2005 Add up to Three Branches in 2006 Substantially Increase SBA Lending Substantially Increase Commercial Loans and Deposits Incrementally Grow Other Services and Products

Potential Mergers and Acquisitions We will consider a merger or acquisition, which would be accretive to earnings in the short run, as well as the long run, and that is in step with Fidelity's mission statement.

Manage to the Mission Statement Manage to Strategic Plan to Drive Growth and Earnings within Well Managed Risk Controls Continue Emphasis on Corporate Governance Keep Pace With Large Bank Technology Reinforce a Strong Sales Culture through Advertising Training Sales Oriented Incentive Programs Calling Programs Summary

"The Number One Community Bank With The Best Customer Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" July 25-27, 2005 Keefe, Bruyette & Woods Sixth Annual Community Bank Investor Conference